File Nos. 333-274096 and 811-23895
THE 2023 ETF SERIES TRUST II
Supplement dated May 22, 2025 to the
The 2023 ETF Series Trust II Prospectus,
dated October 28, 2024 (“Prospectus”)
GMO Systematic Investment Grade Credit ETF
The section appearing on page 28 of the Prospectus captioned “Investment Adviser” is replaced in its entirety with the following:
Investment Adviser
Grantham, Mayo, Van Otterloo & Co. LLC serves as the investment adviser to the Fund.
Investment Team and Senior Members of GMO jointly and primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Fixed Income Team	James Donaldson (since inception in 2025)	Portfolio Manager, Developed Fixed Income Team, GMO
Developed Fixed Income Team	Rachna Ramachandran (since inception in 2025)	Portfolio Manager, Developed Fixed Income Team, GMO
Management of the Funds
The following replaces the portions of the table beginning on page 52 of the Prospectus in the section captioned “Portfolio Managers” that identify the senior members of the Investment Team with primary responsibility for managing the investments of GMO Systematic Investment Grade Credit ETF:
Fund	Senior Member	Title, Business Experience During the Past 5 Years
Systematic Investment Grade Credit ETF	James Donaldson	Portfolio Manager, Developed Fixed Income Team, GMO. Mr. Donaldson has been responsible for providing portfolio management services to GMO’s developed fixed income portfolios since 2015.
	Rachna Ramachandran	Portfolio Manager, Developed Fixed Income Team, GMO. Ms. Ramachandran has been responsible for providing portfolio management services to GMO’s fixed income portfolios since 2019. Prior to joining GMO, Ms. Ramachandran was a Director of Credit Trading at Bank of America Merrill Lynch.

THE 2023 ETF SERIES TRUST II
Supplement dated May 22, 2025 to the
The 2023 ETF Series Trust II Statement of Additional Information,
dated October 28, 2024 (the “SAI”)
Portfolio Management
In the section of the SAI captioned “Portfolio Management,” the tables appearing on page 73 that set forth information about the accounts overseen or managed by the senior members are supplemented to remove Jason Hotra and add Rachna Ramachandran as follows:
Name	Registered Investment Companies		Other Pooled Investment vehicles		Other Accounts
	Number of accounts1	Total assets1	Number of accounts	Total assets	Number of accounts	Total assets
Rachna Ramachandran5	1	$135,367,557	0	$0	0	$0
Name	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts1	Total assets1	Number of accounts	Total assets	Number of accounts	Total assets
Rachna Ramachandran5	0	$0	0	$0	0	$0
5 Information about accounts overseen or managed by Ms. Ramachandran is provided as of May 16, 2025.
Shareholders should retain this Supplement for future reference.